Offerings - Offering: 1	Oct. 31, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 161,056,921.99
Fee Rate	0.01381%
Amount of Registration Fee	$ 22,241.96
Offering Note	Estimated solely for purposes of calculating the filing fee for this transaction in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), based on the maximum percentage of Shares offered to be repurchased calculated at the most recent net asset value per Share as of the filing date (5% of net asset value offered to be repurchased valued at the most recent net asset value as of the filing date, or September 30, 2025).

The amount of the filing fee is calculated in accordance with the Exchange Act equals $138.10 for each $1,000,000 of value. The filing fee was calculated in accordance with Rule 0-11 under the Exchange Act.